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                                                                   EXHIBIT 10.41

         SECOND AMENDMENT, dated as of July 28, 2000 (this "Second Amendment"), between FIBERNET TELECOM GROUP, INC., a Delaware corporation (the "Borrower"), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders"), to the CREDIT AGREEMENT, dated as of April 11, 2000 and amended as of July 14, 2000 (the "Credit Agreement"), among the Borrower, the Lenders, the Administrative Agent, and DEUTSCHE BANK SECURITIES INC. and TORONTO DOMINION (TEXAS), INC, as co-syndications agents for the Lenders.

                                    RECITALS

         WHEREAS the Borrower wishes to make certain amendments to the Credit Agreement, which are more particularly described herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

                                   ARTICLE II.
                                   AMENDMENTS

         Section 2.5.B.(iii)(b) of the Credit Agreement is amended by replacing the words "first $26 million" in the twelfth line thereof with the words "first $50 million".

                                  ARTICLE III.
                                  MISCELLANEOUS

         Section 3.01 Execution of this First Amendment; Effectiveness.

         This Second Amendment is executed and shall be construed as an amendment to the Credit Agreement, and, as provided in the Credit Agreement, this Second Amendment forms a part thereof.

         Section 3.02 Representations and Warranties.

         The Borrower hereby represents and warrants to the Administrative Agent, the Lead Agents and the Lenders that (a) all consents, approvals and authorizations necessary for the Borrower's execution, delivery and performance of this Second Amendment have been obtained or made and (b) this Second Amendment has been duly executed and delivered by the Borrower


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and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         Section 3.03 Waiver.

         This Second Amendment is made in amendment and modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and the other Loan Documents and, except as specifically modified pursuant to the terms of this Second Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The execution and delivery by the Lenders of this Second Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Potential Event of Default or Event of Default now existing or hereafter arising.

         Section 3.04 Counterparts; Integration; Effectiveness.

         This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Second Amendment shall become effective when it shall have been executed by each of the Borrower and the Administrative Agent and when the Administrative Agent shall have received the written consent of the Majority Lenders to the entering into of this Second Amendment, and thereafter shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 9.16 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

         Section 3.05 Severability.

         Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section 3.06 Governing Law.

         This Second Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law provisions thereof, other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

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         Section 3.07 Headings.

         Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Second Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment.


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        IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        FIBERNET TELECOM GROUP, INC.


                                        By: /s/ Jon A. DeLuca
                                            -----------------------------------
                                            Name:  Jon A. DeLuca
                                            Title: Vice President - Finance


                                        DEUTSCHE BANK AG NEW YORK
                                        BRANCH, as Administrative Agent


                                        By: /s/ Alexander Richarz
                                            ------------------------------------
                                            Name:   Alexander Richarz
                                            Title:  Assistant Vice President


                                        By: /s/ Kelvin Chang
                                            ------------------------------------
                                           Name:   Kelvin Chang
                                           Title:  Associate








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